UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2016

PROPANC HEALTH GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-53446	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 2, 555 Riversdale Road Camberwell, VIC, 3124 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 613 9882 0780

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into Material Definitive Agreement

On March 11, 2016, Propanc Health Group Corporation, a Delaware corporation (the “Company”), entered into an Addendum (the “Addendum”) with Delafield Investments Limited (the “Purchaser”) pursuant to which the Company and the Purchaser agreed to new terms with respect to that certain securities purchase agreement entered into by and between the Company and the Purchase dated as October 28, 2015 (the “Purchase Agreement”), and the transactions contemplated thereby.   Pursuant to the Purchase Agreement, the Purchaser agreed to invest $4,000,000 in exchange for a convertible debenture in the principal amount of $4,400,000 and warrants to purchase shares of the Company’s common stock (the “October Financing”).

In connection with the execution of the Purchase Agreement and the October Financing, the Company and the Purchaser, as applicable also entered into that certain Original Issue Discount Senior Convertible Debenture (the “Debenture”), Common Stock Purchase Warrant, Registration Rights Agreement and Security Agreement, each dated as of October 28, 2015, and the Deposit Control Account Agreement, dated November 12, 2015 (all such documents along with the Securities Purchase Agreement, the “October Financing Documents”).

The key terms of the October Financing were disclosed in the Company’s Current Report filed on Form 8-K on November 3, 2015.

Addendum

Under the Addendum, the Company and the Purchaser agreed that the balance of the deposit control account, after giving effect to the amounts released from such account as of the date of the Addendum, will be released to the Company in two installments as follows: (1) up to $1,200,000 will be released to the Company upon full execution of the Addendum, and (2) up to $375,000 within 60 days of the full execution of the Addendum as long as certain conditions have been met.

The Company and the Purchaser agreed that the new conversion price will be $0.03; provided that in the event that the volume weighted average price per share on any trading day is less than such conversion price, the conversion price will be adjusted to a price per share that is equal to a 22.5% discount to the lowest trading price of the common stock in the 10 trading days prior to the date of conversion.

Under the Addendum, the Purchaser agreed to limit the number of shares of common stock it sells on any trading day to an amount of shares that is less than 25% of the trading volume of the common stock on that same trading day. The Purchaser and the Company may agree otherwise with respect to this trading limitation.

The Company also agreed to reserve an additional 300,000,000 shares for issuance and to file a registration statement on Form S-1 to register shares covering the resale of all of the additional shares of common stock that are issuable upon conversion of the Debenture, as modified by this Addendum.

The Company and the Purchaser agreed that the October Financing Documents, as applicable, will continue in effect and remain in place, except to the extent modified by the Addendum.

This Current Report on Form 8-K (this “Report”) is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

The foregoing description of the Addendum is qualified in its entirety by reference to the provisions of the Addendum filed as Exhibit 10.4 to this Report, which is incorporated herein by reference. Further, the references to the October Financing Documents are qualified in their entirety by reference to the provisions of those certain October Financing Documents filed as Exhibits 10.1, 4.1, 4.2, 10.2 and 10.3 to the Company’s Current Report on Form 8-K filed on November 3, 2015, which are incorporated herein by reference.

2

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
4.1	Original Issue Discount Senior Convertible Debenture, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on November 3, 2015.
4.2	Common Stock Purchase Warrant, incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on November 3, 2015
10.1	Securities Purchase Agreement, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on November 3, 2015
10.2	Registration Rights Agreement, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on November 3, 2015
10.3	Security Agreement, incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on November 3, 2015
10.4	Addendum, dated March 11, 2016

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2016

PROPANC HEALTH GROUP CORPORATION

By:	/s/ James Nathanielsz
James Nathanielsz
President and Chief Executive Officer

4